                                                                  Exhibit 10.8.1


                          SUPPLEMENTAL AGREEMENT N. 01



                    NON EXCLUSIVE OEM SUPPLEMENTAL AGREEMENT

                        PRODUCTS: AIR STAR/AIRVIEW/AIRMAN



                                     between

                                NETRO CORPORATION
                              SANTA CLARA, CA, USA

                                       and

                                 ITALTEL S.P.A.
                                MILANO - - ITALY

         This Supplemental Agreement is made

                                     between

NETRO Corporation, a company organized and existing under the laws of California, USA ("Netro or Seller")

                                       and

Italtel s.p.a., a company organised and existing under the laws of Italy ("Italtel or Buyer")

                                   WITNESSETH

           WHEREAS, as of today the Parties have entered into a Frame Agreement, which sets forth the general terms and conditions of their cooperation with respect to the Products as defined in Article 1.02. of the Frame Agreement;

           WHEREAS, pursuant to Article 3.01. of the Frame Agreement, the Parties undertake to enter into a non-exclusive OEM relationship pursuant to which Netro shall supply to Italtel the Existing Netro Products for world-wide resale by it to any third party;

           WHEREAS, the Parties hereby intend to better define the specific rules governing their relationship with respect to the above mentioned Existing Netro Products.

           NOW, THEREFORE, the Parties do hereby agree as follows:

DEFINITIONS

           (a) "Affiliate" has the same meaning of that referred to in Article
1.10 of the Frame Agreement.

           (b) "Delivery Interval" means the period of time running from the date of order until the date of delivery to the Buyer of the Existing Netro Products ordered.

           (c) "Existing Netro Products" has the same meaning of that referred to in Article 1.03 of the Frame Agreement.

           (d) "Frame Agreement" means the Agreement entered into between the Parties as of today, ruling their cooperation with respect to the Products.

           (e) "Reference Market Price" has the same meaning of that referred to in Article 1.8. of the Frame Agreement.

           (f) "Related Documentation" means materials useful in connection with the Products, such as, but not limited to, flow charts, logic diagrams and listings, program descriptions and specifications.

           (g) Other Capitalized terms -- unless otherwise herein defined -- shall have the meanings defined in the Frame Agreement.

           (h) Seller shall mean Netro.

           (i) Buyer shall mean Italtel.


ARTICLE 1 -- SCOPE

           This Supplemental Agreement (A) sets forth the terms and conditions under which Seller agrees to furnish the Existing Netro Products to Buyer for worldwide distribution by Buyer to its customers by sale, lease, or otherwise; and (B) establishes the Parties' responsibilities with respect to installation, maintenance and support of such Existing Netro Products.


ARTICLE 2 -- EXISTING NETRO PRODUCTS

           2.01 Netro represents that the guaranteed characteristics and specifications of the Existing Netro Products, both for ETSI and ANSI markets, at the date of this Supplemental Agreement are those listed in the Annex 1 hereto. Netro may update Annex 1 from time to time, if some characteristics would change.

           2.02 In the spirit of this Supplemental Agreement in case of natural evolutions and modifications of Existing Netro Products (as better defined in Article 1.03. of the Frame Agreement) Netro undertakes to timely provide Italtel with sufficient information and documentation in order to promote the enhanced and extended Products worldwide.

           2.03 If the modified Products should not grant full backward compatibility, Netro undertakes to produce the previous version of the Existing Netro Products for Italtel for a minimum period of 18 months after the commercial availability of the enhanced Products.

           2.04 The characteristics and conditions related to Quality Assurance are detailed in the Annex 2 hereto.

           2.05 In order to integrate the Existing Products with network management systems used by Italtel, Italtel may develop and manufacture for its own exclusive use certain interface cards. Netro shall provide Italtel with the necessary hardware and software specifications to that purpose.


ARTICLE 3 - - MARKETING RIGHTS

           3.01 Italtel will have the non exclusive right to promote, sell or lease, as a single equipment or together with other products or systems, the Existing Netro Products in any market freely and with no limitations, with the exceptions listed in Annex 3.

           3.02 Italtel and its Affiliates will have the right to include the Existing Netro Products in their respective catalogues with their own mark and brand name; Italtel will use reasonable efforts for selling the AirStar Product. To this purpose Netro agrees to deliver to Italtel the Existing Netro Products properly marked and externally coloured in accordance with Italtel's instructions.

           3.03 Netro warrants that it does not have nor will undertake any obligation with anybody conflicting with the rights granted to Italtel pursuant to this Supplemental Agreement.


ARTICLE 4 -- CONDITIONS OF SUPPLY

           4.01 Unless otherwise agreed in relation with a specific project the following terms and conditions shall be applicable to all orders for the purchase of the Existing Netro Products (or portion thereof) to be supplied by Netro to Italtel and such terms and conditions shall take preference over any conflicting or inconsistent terms of Italtel's purchase orders or Netro conditions of sale.

           4.02 Italtel, shall purchase the Existing Netro Products by issuing a written purchase order, to be transmitted by confirmed fax, identifying the Existing Netro Products to be purchased, the quantity, price, total purchase order price, shipping instructions (if any), delivery dates and place and any other specific information impacting on the equipment delivery schedule. Netro shall confirm, by confirmed telefax, any purchase order within one (1) week of Netro's receipt thereof, provided its terms are in accordance with those of this Supplemental Agreement or better ones for Netro, if so agreed by the Parties. Orders not rejected within 1 week shall be deemed accepted. As a general rule, orders placed in conformity with the forecast and delivery intervals shall be accepted.


           Buyer shall send all orders under this Supplemental Agreement to:

           NETRO Corporation
           ATT.:  Sales Operations
           3200 Coronado Drive
           Santa Clara, CA  95954 USA
           fax: +408 654 7525

           Orders sent to addresses other than the one specified in this Section
4.03 shall not be valid for the purposes of this Supplemental Agreement.

           Netro undertakes to supply, for 3 years after the expiration of this Supplemental Agreement, equipment to Italtel for all the expansions of the contracts signed by Italtel during the validity of this Supplemental Agreement.

           4.03 Depending of the specific indications of the purchase order, the ordered Products will be delivered FCA Santa Clara (USA).

           Delivery dates will be those specified in the order and in any case the lead time will not be less than the standard lead time declared by Netro with the exception of a different lead time accepted by Netro in writing for specific orders.

           Netro declares that standard lead time from the reception of purchase order to delivery FCA is 4 weeks, provided that the order is within the 6 months rolling forecast as defined herebelow; any variation in standard lead time will be promptly notified by written notice to Italtel and accepted by it.

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           4.04 Italtel will issue monthly a rolling forecast (with the best possible indications of frequency and configurations) indicating requested deliveries for the coming six months - divided in months as per Annex 4.

           First forecast will be issued by Italtel on the last working day of the month that follows the date of signature of the Supplemental Agreement.


ARTICLE 5 -- TITLE TO PRODUCTS

           Unless otherwise agreed to in writing, title to, and risk of loss and damage to, Products (except as provided in the section Use of Information) shall pass to Buyer upon FCA, in accordance with the delivery terms in INCOTERMS, as republished by the International Chamber of Commerce in 1990.


ARTICLE 6 -- PRICES

           6.01 Starting from the signature of this Supplemental Agreement and up to June 1998, the Reference Market Price is defined by Netro. The initial Reference Market Price is attached under Annex 5.

           Special projects will be discussed by the Parties on a case by case basis.

           6.02 After June 1998 the Reference Market Price will be agreed upon by the Committee, Market Subdivision, provided in the Frame Agreement.

           6.03 Netro will grant a discount on the Reference Market Price as per points 6.01. and 6.02. as follows:

           ANNUAL VOLUME/CALENDAR YEAR                   DISCOUNT
           ---------------------------                   --------
           $[***] million (LEVEL 1)                        [***]
           $[***] million (LEVEL 2)                        [***]
           over [***] million (LEVEL 3)                    [***]

           6.04 The above quantity discount matrix is based on, and applicable to, the total volume of Products sold by Netro to Italtel or to its Affiliates in a certain calendar year.

           The initial discount for each calendar year will be that of level 2.


[***] CONFIDENTIAL TREATMENT REQUESTED

           The Parties shall review the sales volume and forecast quarterly and if they show a clear trend towards different levels, the Parties shall meet to finalize a compensation procedure to achieve the correct discount level on the total sales volume of that specific calendar year.

           As an exception to the above for the initial year of deliveries
(1998), the starting level will be level 1.


ARTICLE 7 -- PAYMENTS

           7.01 Payments of all amounts contained under this Supplemental Agreement shall be in U.S. dollars, and invoices shall be rendered in the same currency. Buyer shall promptly make all payments due under this Supplemental Agreement by Bank Wire Transfer unless otherwise agreed.

           Payment shall be 50 (fifty) days net. Invoices shall not be submitted prior to Seller's fulfilling its obligation to deliver the Products FCA. Buyer shall arrange for its bank to remit funds in U.S. dollars by Bank Wire Transfer with reference to Buyer's Order Number to the bank account which shall be specified by Seller.

           In the event of Italtel delay in payment due to reasons other than force majeure, Netro may claim from Italtel reimbursement of the financial costs related to the delayed amount calculated on the basis of 10% per annum.

           7.02 Payment shall be made only for the Existing Netro Products specified in the order. Buyer may deduct from the amount indicated in the invoice all Products delivered which were not specified. Buyer shall notify Seller in writing and following acknowledgement by Seller, these Products shall be returned by Buyer to the Seller at Seller's expense.

           7.03 The Seller will not seek payments for services rendered to fix the Product(s) under warranty. The Seller has listed product's warranty terms and conditions under Article 11 hereof.

           7.04 In the event that Netro fails for reasons other than causes of force majeure to deliver FCA each batch of the Existing Netro Products or parts thereof at the respective dates accepted in the relevant purchase order, Italtel
- without prejudice of its right of cancellation of the concerned order - may claim from Netro penalties equivalent to 0.5% in 1998, 0.75% in 1999, 1%

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in 2000 and thereafter of the corresponding price of the complete delayed Netro systems per week of delay without exceeding in any case 5% (five per cent) of said price. Netro shall inform immediately Italtel in the event it anticipates any delay in its deliveries and the Parties shall make their best efforts to minimise the consequences thereof.


ARTICLE 8 -- RESPONSIBILITIES OF SELLER

           8.01 Netro agrees to and will provide to Italtel sufficient and appropriate updated technical documentation necessary for the correct installation, operation and maintenance of the Products that allow Italtel to prepare a complete documentation to be supplied to the customer together with the Products. Italtel shall be responsible at its own expense for translation into such languages as it chooses.

           8.02 Netro agrees to provide to Italtel, by January 1998 two training courses for Italtel's personnel one on installation, operation, maintenance and the other one on repair, both at no cost for Italtel for a maximum of 1 week each. Each Party will be responsible for transportation costs and living expenses of its own personnel.

           8.03 Netro agrees to provide to Italtel supervision for installation and commissioning services at fair and reasonable terms and conditions.

           8.04 During the term of this SA Netro will be responsible for supporting the Existing Products, Hardware and Software at the terms and conditions specified in Annex 6.

           In addition to the above and on Buyer's request, Netro will render hot-line service and/or "on site support". All the Technical Assistance services and prices therefor are listed in Annex 6. The Parties may update -- by mutual written agreement from time to time -- Annex 6.

           8.05 Netro agrees to provide reasonable advance notification to Buyer of intended phase out of the Existing Product or specific features, parts or software releases; in such events Seller shall communicate to the Buyer:

           (a) the period of time within which the Buyer can issue a last buy order of the concerned items;

           (b) the quantities of items and relevant spare parts of the said items available to Buyer under the last buy order option.

Netro shall accept and fulfill all orders issued by Italtel for the concerned items and relevant spare parts during the period of time mentioned under (a) above.


ARTICLE 9 -- INFORMATION NECESSARY TO FULFILL SELLER'S OR BUYER'S OBLIGATIONS

           The Parties shall exchange such technical information, data, technical support or assistance as may reasonably be required by either Party to fulfill its obligations under this Supplemental Agreement or any order hereunder.


ARTICLE 10 -- SPARE PARTS

           10.01 Netro shall undertake to supply the Buyer, upon its request, with spare parts for the Existing Product or substitutes therefor for a period of ten (10) years from the date of the last shipment of the Existing Product to the extent that such spare parts or substitutes continue to be manufactured by Netro.

           The Buyer shall have the right to place a final bulk order for the spare parts prior to the expiry of the period mentioned under this Article
10.01. Netro shall fulfill the said bulk order with the originally used parts or equivalent and compatible substitutes.

           In the event that any supplier to Netro of components for the Existing Product notifies Netro of its termination of production of any component, then Netro shall promptly notify the Buyer of such termination, and of available substitutes. The Parties shall discuss to determine estimated quantity of such components necessary to support the Existing Product.

           10.02 The Buyer shall purchase recommended spare parts, modules and consumables for the proper installation, maintenance and repair of the Existing Product. The delivery schedule of such spares shall be mutually agreed to by the Parties. Spare parts, modules and consumables list and prices are set forth in Annex 7 hereto.

ARTICLE 11 - SOURCE INSPECTION

           In order to certify the quality of the Products and of its manufacturing process and to allow Italtel to fulfill its contractual obligations with the customer, Italtel may at any reasonable time inspect, at Netro's facility the various manufacturing steps of the products which will or may be used in the performance of this Supplemental Agreement and inspect and test material and workmanship related to the Products purchased hereunder. Italtel shall give Netro reasonable prior notice of the dates on which the inspections will take place. All inspections and tests shall be performed in such a manner as not to delay the work unduly.

           The Parties will jointly define specific procedures to carry out the inspections.


ARTICLE 12 -- WARRANTY

           12.01 Seller warrants to Buyer the following:

           (a) upon shipment, the Existing Netro Products will be free from defects in material and workmanship, as well as the software therein contained will be free from those defects which materially affect its operation and performance, and will conform to Seller's specifications for such Products described in Annex 1 to this Supplemental Agreement;

           (b) with respect to Products or partial assembly of Products not manufactured by Seller nor purchased under Seller's procurement specifications, Seller, to the extent permitted, does hereby extend to Buyer the warranties given to Seller by its vendor of such Products.

           12.02 The term "Warranty Period" means, with respect to Products and Software covered in Article 12.01 (a) and (b), [***] from the date of delivery of the Product or Software by Seller. The Warranty Period for a repaired Product or part thereof excludes the repair time by Seller and is the remainder of the original Warranty Period or [***] after the delivery of the repaired item to Buyer, whichever occurs later.

           12.03 If, under normal and proper use during the applicable Warranty Period, a defect or nonconformity appears in a Product,


[***] CONFIDENTIAL TREATMENT REQUESTED
or Software proves to have a defect which affects performance in accordance with Seller's specifications, or a service proves not to have been done in a careful and workmanship-like manner, and Buyer notifies Seller in writing of such defect or nonconformity not later than thirty (30) days after the expiration of such Warranty Period, the Buyer shall follow Seller's instructions regarding return of defective or nonconforming materials, and Seller will:

           (a) as to Products, at its option, repair or replace such Product without charge. Buyer shall have the option of removing and reinstalling or having Seller remove and reinstall the defective or nonconforming Product. In this case, the cost of the removal and the reinstallation shall be borne by Buyer;

           (b) as to Software, at its option, correct or replace such Software without charge; corrections may be incorporated free of charge into a new release of the Software; a Software failure actually causing service disruption, will be immediately attended to by Seller without waiting for a new software release.

           (c) as to services correct any defects or deficiencies.

           12.04 Products returned for repair or replacement will be accepted by Seller only in accordance with its instructions and procedures for such returns Seller shall repair or replace the Products within 4 weeks (measured by date of receipt in Seller's factory to date of shipment from Seller's factory. The cost of the transportation associated with returning such Product to Seller shall be borne by Buyer. Seller shall pay the costs of transportation of the repaired or replaced Product to the destination designated by Buyer. If Seller determines after consultation with Buyer that a returned Product is not defective, Buyer shall pay Seller all costs of handling, inspecting, testing and transportation.

           Replaced Products or parts shall become Seller's property.

           12.05 Seller makes no warranty with respect to defective conditions or non-conformities caused by any of the following acts: misuse, neglect, accident or abuse by anyone other than Seller or its subcontractors; improper wiring, repairing, alteration, improper installation, storage or maintenance by anyone other than Seller or its subcontractors; use in a manner not in accordance with the specifications, operating instructions or license-to-use; failure of Buyer or its customers to implement Seller's recommended modifications and corrections.

           12.06 The foregoing warranties contained in this Article are exclusive and are in lieu of all other express and implied warranties, representations, or conditions, statutory or otherwise, including but not limited to, warranties or conditions of merchantability, or fitness for a particular purpose. Buyer's sole and exclusive remedy under warranty shall be Seller's obligation as set forth in this Article 12.

           12.07 The Seller shall immediately attend to any of the Software bugs causing service disruption of customer network even beyond the Warranty Period correcting or replacing the affected Software without charge to the Buyer.

           The Parties will also discuss terms of a Software Maintenance Contract to take effect after the expiration of the Warranty Period.

ARTICLE 13 -- INFRINGEMENT OF PATENTS

           In the event of any claim, action, proceeding or suit by a third party against Buyer alleging an infringement of any patent, copyright or trademark, or because of the use, in accordance with Seller's specifications registered in the United States and the European Community, of any Product furnished by Seller to Buyer under this Supplemental Agreement, Seller, at his expense, will defend Buyer, subject to the conditions and exceptions stated below. Seller will reimburse Buyer for any cost, expense or attorney's fees incurred at Seller's written request or authorization, and will indemnify Buyer against any liability assessed against it by final judgment on account of such infringement or violation arising out of such use or resale.

           Seller will, at his expense and at his option, either (i) replace the Existing Netro Products furnished pursuant to these Rules with a suitable substitute free of any infringement; (2) modify it so that it will be free of the infringement; or (3) procure for Buyer a license or other right to use it. If none of the foregoing options are practical, Seller will remove the enjoined Product and refund to Buyer any amounts paid to Seller therefor, minus a reasonable charge for any actual period of use by Buyer.

           Buyer shall give Seller prompt written notice of all such claims, actions, proceedings, or suits alleging infringement or violation and Seller shall have full and complete authority to assume the sole defense thereof, including appeals, and to settle the same. Buyer shall, upon Seller's request and at Seller's expense, furnish all information and assistance available to Buyer and cooperate in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

           No undertaking of Seller under this clause shall extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Seller is directed by Buyer to follow, but only if such alleged infringement or violation does not reside in commercial Product of Seller's design or selection; or (2) arises from adherence to instructions to apply Buyer's trademark, trade name, or other company identification; or (3) resides in a Product which is not of Seller's origin and which is furnished by Buyer to Seller for use under this Supplemental Agreement. In the foregoing cases number (1) through (3), Buyer will defend and save Seller harmless subject to the same terms and conditions and exceptions stated above with respect to Seller's rights and obligations under this clause.

           The liability of Seller, or Buyer, in the cases of (1) through (3) above, with respect to any and all claims, actions, proceedings, or suits by third parties alleging infringement of patents, trademarks, or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any Products furnished pursuant to this Supplemental Agreement, shall be limited to the specific undertakings contained in this clause.


ARTICLE 14 -- LICENCE PROVISIONS

           14.01 GENERAL: All documentation, technical information, and business information which either Party furnishes to the other Party under or in contemplation of this SA, and which bears a proprietary marking or copyright notice, and all Software and Related Documentation in whatever form recorded and whether or not part of firmware, furnished by one Party to the other, and all copies thereof made by the receiving Party, including translations, compilations and partial copies (hereinafter "Information") shall remain the property of the furnishing Party and shall be treated by the receiving Party in accordance with the provisions of this Article.

           14.02 LICENSE TO BUYER:

           (a) With respect to Information furnished to Buyer for its own use, Seller grants to Buyer a personal, non-transferable (except as otherwise provided in this Article) and non-exclusive license to use Information for its own business operations.

           (b) With respect to furnished Information which is related to a Product sold to Buyer and resold to a customer by Buyer, Seller grants to Buyer, subject to the provisions of Paragraph 13.04. of this Article, a right to grant to such customer, a permanent, personal, non-transferable and non-exclusive right to use such Information solely in or with such Product for installation, maintenance, or operation of such Products.

           (c) Upon Seller's prior written authorization, which authorization may be of a general nature, Buyer may disclose Information to other persons for the purpose of Buyer's performing his obligations under this Supplemental Agreement, provided such other person agrees in writing (a copy of which will be provided to Seller at his request) to a confidentiality agreement which Seller will provide to Buyer and which will contain the same conditions imposed upon Buyer in this Article.

           14.03 RESTRICTIONS ON BUYER'S SUBLICENSING RIGHTS: the rights granted to Buyer in paragraph 14.02. (b) are subject to Buyer obtaining a written agreement from his sublicensee including the same conditions of confidentiality, as applicable, as are imposed upon Buyer in paragraph 14.04. of this Article.

           14.04. PROVISION OF WRITTEN SUBLICENSES: the written sublicenses referred to in paragraph 14.03 of this Article shall specify that:

           (a) customer is granted a permanent, personal, non-transferable and non-exclusive right to use the Information in his own premises solely to order or to evaluate for that purpose the Product for which such Information is furnished, or to install, operate or maintain such Product or

           (b) no title to the intellectual property in such Information is transferred;

           (c) the Information shall not be reproduced or copied, in whole or in part, except as necessary for authorized use, and each such copy shall contain the same copyright notice and proprietary marking as appears on the original Information including diskette markings; and

           (d) customer will not reverse-compile or disassemble any Software contained in such Information.


ARTICLE 15 -- ITALTEL'S INDEMNITY

In the event of any claim, action or proceeding or suit against Netro arising out of the negligence or willful misconduct of Italtel or its agents in installing or supporting the Existing Netro Products or arising out of Italtel's representation of Netro Products in a manner inconsistent with Netro's written materials, Italtel shall at its expense indemnify Netro and defend it against any and all costs including attorney's fee. The provisions of the third paragraph of Art. 13 shall apply in reverse.


ARTICLE 16 -- NOTICE

All notices or other communications required or permitted to be given under these rules shall be made in writing, by telex or telefax or mail, to the person and address set forth below, or such other address as may be designated in writing hereafter:


To Seller

NETRO CORPORATION
Mr. Michael T. Everett
3200 Coronado Drive
Santa Clara, CA 95954 - USA
fax no.  :+l.408.654.7516
E-mail: Mikee@netro-corp.com


To Buyer

Italtel s.p.a.
Mr. Vito Calabrese
Centro Direzionale Lombardo
Via Roma 108
20090 Cassina de' Pecchi
MILANO- ITALY
fax no.: +039.2.2733.2510
E-mail:  Vito.Calabrese@Italtel.it

ARTICLE 17 -- TERM

           This Supplemental Agreement shall remain in effect for a period of five (5) years from the date of its signature or upon termination or expiry of the Frame Agreement, which event occurs first. Independently, this Agreement may also be terminated by either Party with notice to the other Party sixty (60) days after a material breach by the other Party.

           The Parties may agree to terminate this Supplemental Agreement, or to extend it, under the same or different terms and conditions.


ARTICLE 18 -- MISCELLANEOUS

           A. COUNTERPARTS: This Supplemental Agreement shall be executed in two counterparts, each of which will be deemed an original and both of which, taken together, shall constitute the same document.

           B. ISO-9000: Seller will promptly inform Buyer in the event Seller is no longer certified under ISO-9000 standards.



Netro Corporation                           Italtel s.p.a.

/s/ GIDEON BEN-EFRAIM                       /s/ ITALTEL S.P.A.
----------------------------------          ----------------------------------


11/19/99                                    Nov. 28, 1997
----------------------------------          ----------------------------------
Date                                        Date

Munich                                      Milano
----------------------------------          ----------------------------------
Place                                       Place

                          SUPPLEMENTAL AGREEMENT NR. 01

                                 LIST OF ANNEXES



ANNEX 1       GUARANTEED CHARACTERISTICS AND SPECIFICATIONS OF EXISTING
              NETRO PRODUCTS

ANNEX 2       QUALITY ASSURANCE CHARACTERISTICS AND CONDITIONS

ANNEX 3       EXCLUSIVITY COMMITMENTS OF NETRO

ANNEX 4       FORECAST AND DELIVERIES MATRIX

ANNEX 5       INITIAL REFERENCE MARKET PRICE LIST

ANNEX 6       TECHNICAL ASSISTANCE SERVICES

ANNEX 7       SPARE PARTS, MODULES AND CONSUMABLES LIST AND PRICES

                                     ANNEX 1

                        TO SUPPLEMENTAL AGREEMENT NR. 01



    GUARANTEED CHARACTERISTICS AND SPECIFICATIONS OF EXISTING NETRO PRODUCTS

                  SYSTEM FUNCTIONAL SPECIFICATION FOR AIRSTAR.

                           RELEASE 1.0, DRAFT REV 1.1

                             DATED NOVEMBER 10, 1997

                                    ANNEX 2

                        TO SUPPLEMENTAL AGREEMENT NR. 01



                QUALITY ASSURANCE CHARACTERISTICS AND CONDITIONS



Netro's quality program is an integral part of Netro's business process and is involved in all aspects of the activities that occur within Netro on a daily basis. In the area of Netro products, the quality program starts at the earliest phase in the new product design and progresses throughout the life cycle of the product. It includes design control's and evaluations, manufacturing readiness evaluations prior to release for manufacture, full documentation of all parts, materials and processes, material and vendor testing and controls, full product evaluation and testing prior to shipment to the end users, and a complete customer service activity to resolve any issues that may occur after shipment.

Netro's quality program is based on ISO-9001 Quality System Requirements and Netro has been registered by the British Standards Institute (BSI) after having been evaluated through an exhaustive set of audits to those requirements. Netro's registration number is #xxxxxx, and this initial registration was received in March of 1997. Since that time, Netro has had a follow-up six month audit by BSI and successfully passed this additional evaluation. Continuing audits of the Netro system can be expected to be completed on a six month basis.

In addition to the BSI registration, Netro has been evaluated and audited by the British Approvals Board for Telecommunications (BABT) and has received their Full Quality Assurance Approval (FQAA) so that Netro quality system and testing procedures have been approved for testing of the Digital products produced by Netro. FQAA approval was received after a comprehensive audit of Netro's quality system that was similar in content and thoroughness to the ISO registration audit. This approval was also received in March of 1997 and since that time, Netro has had a successful follow-up audit which allows for continuation of Netro's FQAA approval.

To assure that all products produced by Netro meet the requirements specified by Netro's product specifications or the special requirements imposed by Netro customers, Netro has implemented a comprehensive system of quality assurance analysis and test that starts at the earliest part of the production process:

- Components are carefully selected to assure that their performance had been proven in the environments that Netro's products will see in use. Custom parts and Materials are specially tested and evaluated by Netro to assure reliable performance. To the extent possible, Supplier Quality Systems must meet the requirements of ISO-9000. When this is not possible, Netro evaluates the Supplier systems to assure that their approach to quality assurance provides products that meet all applicable requirements.

- Material received by Netro, is evaluated upon receipt to see that it meets specified requirements. Material that is found to be discrepant is evaluated to identify the specific problem found and the supplier contacted to determine the corrective and preventive action that must be taken so that defective material is not received in the future.

- As product moves through the production line, it is evaluated by trained production operators to assure that it meets all of the quality requirements necessary for acceptable product performance. An on line quality information system (Quality Feedback System) is utilized to maintain the data associated with evaluations and test. Each step in the production process is entered into QFS by the use of bar codes, and if any step should be missed, or has defects associated with it, the system will prevent the product from moving on in the production flow. Data from this system is utilized to analyze failure modes and to establish the corrective and preventive actions necessary to eliminate the problem.

- At the system level, products are subjected to a wide range of tests and evaluations to assure that they will work in the customers applications. These tests include Environmental Stress Screening (ESS), electrical performance tests, calibration tests, and any other tests and evaluations deemed necessary to assure superior performance. Burn-in tests and other tests necessary to weed out early failures are conducted at various levels of the production cycle.

- All products are packaged in specially designed materials and containers that have been tested to assure that they will survive the rigorous and difficult environments that are seen in transporting and handling Digital Radio products.

Continuous improvement and total customer satisfaction are the cornerstones of Netro's quality system and reflect the major content of Netro's quality policy. Continuous improvement is a way of life at Netro. Not only improvement in the quality of the products Netro produces, but improvement in product performance, in Netro's business systems, and overall service to the customers. In its drive to achieve total customer satisfaction Netro has fully staffed a Customer Services Organization that responds to customer requirements and issues as they occur. This organization stands ready to respond to Customers requests as they arise and is continuously seeking ways of improving overall service.

Netro's Quality Assurance Manual has been written to reflect the actual operating methods employed by Netro during all phases of its business and product life. This manual describes all parts of the Netro quality Assurance System and is available for review by customers. If forms the basis for a comprehensive system of documents that describe the actual procedures that are used by Netro personnel in the performance of their duties. Employee's are thoroughly trained in all aspects of the Quality Manual and the Company Operating Procedures and part of each employee responsibility is to understand and use Netro's quality policy and overall quality system. This well trained and competent work force assures Netro customers of superior radio products.

Netro will also deliver a copy of its quality manual to Italtel promptly when it is available.

                                     ANNEX 3

                        TO SUPPLEMENTAL AGREEMENT NR. 01

                        EXCLUSIVITY COMMITMENTS OF NETRO



                   IONICA RFQ DATED AUGUST 8, 1997 WITH NORTEL

                                     ANNEX 4

                        TO SUPPLEMENTAL AGREEMENT NR. 01

                         FORECAST AND DELIVERIES MATRIX



                                                                                                 2000 AND
                                     1998                          1999                          THEREAFTER
-----------                     --------------               ----------------                 ---------------
Firm Orders                     first [***] months           first [***] month                [***] month


Binding Forecast                [***] to [***] month         [***] to [***] month             [***] month

                                qty: [***]%/[***]%           qty: [***]%/[***]%               qty: [***]%/[***]%

                                [***] to [***] month         [***] to [***] month             [***] month

                                qty: [***]%/[***]%           qty: [***]%/[***]%               qty: [***]%/[***]%

Non Binding Forecast                --                       [***] to [***] month             [***] to [***] month



[***] CONFIDENTIAL TREATMENT REQUESTED

                                     ANNEX 5



---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MARKET
                                           DESCRIPTION FIELD TRIAL PRICING - LIMITED DEPLOYMENTS                  REFERENCE
       ITEM             MODEL NO.          PRICING VALID FROM OCTOBER 1, 1997 - FEBRUARY 28, 1998                   PRICE
---------------------------------------------------------------------------------------------------------------------------
Base Station Shelf    BSS-E-2221-00      Base Station Shelf, Redundant Control Card, Trunk Card,
                                         and Power 2 x STM-1Trunk                                                     [***]
(BSS)                 BSS-E 2220-00      Base Station Shelf, Redundant Control Card, Trunk Card,
                                         and Power 2 x E3 Trunk                                                       [***]
---------------------------------------------------------------------------------------------------------------------------
Base Station          BSC-E-2000-00      Control card, 2 channels, total
                                         throughput [***]Mb/s, with CellMAC                                           [***]
Controller (BSC)      BSC-F-2000-00      Control card, 2 channels, total
                                         throughput [***]/s, with CellMAC                                             [***]
---------------------------------------------------------------------------------------------------------------------------
Base Station Modem    BMU-E-2000-00      Modem Unit, Two port modem, 8Mb/s per port,
                                         4QAM, ETS standards                                                          [***]
Unit (BMU)            BMU-F-2000-00      Modem Unit, Two port modem, 10Mb/s per port,
                                         4QAM, FCC standards                                                          [***]
---------------------------------------------------------------------------------------------------------------------------
Base Station Radio    BRU-E-2601-01      Radio Unit, ETSI 7 MHz Channelization, 26GHz,
                                         90 degree sector, Band 1, integral antenna                                   [***]
Unit (BRU)            BRU-E-2611-01      Radio Unit, ETS 7 MHz Channelization, 26GHz,
                                         45 degree sector, Band 1, integral antenna                                   [***]
                      BRU-E-2603-01      Radio Unit, ETS 7 MHz Channelization, 26GHz, 90 degree sector,
                                         Band 3, integral antenna                                                     [***]
                      BRU-E-2613-01      Radio Unit, ETS 7MHz Channelization, 26GHz, 45 degree sector,
                                         Band 3, integral antenna                                                     [***]
                      BRU-F-2401-00      Radio Unit, FCC 10 MHz Channelization, 24GHz, 90 degree sector,
                                         Band 1 (gain = 15dBi)                                                        [***]
                      BRU-F-2411-00      Radio Unit, FCC 10 MHz Channelization, 24GHz, 45 degree sector,
                                         Band 1 (gain = 18dBi)                                                        [***]
---------------------------------------------------------------------------------------------------------------------------
 Subscriber Access    SAS-E-1001-01      Access System, 2 x E1 ports                                                  [***]
 System (SAS)         SAS-E-1002-01      Access System, 2 x E1 ports, 10BaseT port                                    [***]
                      SAS-F-1001-00      Access System, 2 x T1 ports                                                  [***]
                      SAS-F-1002-00      Access System, 2 x T1 ports, 10BaseT port                                    [***]
---------------------------------------------------------------------------------------------------------------------------
 Subscriber Radio     SRU-E-2602-01      Radio Unit, ETSI, 26GHz Band 2, Integral Antenna                             [***]
 Unit (SRU)           SRU-E-2604-01      Radio Unit, ETSI, 26GHz Band 4, Integral Antenna                             [***]
                      SRU-F-2402-00      Radio Unit, FCC, 24GHz Band 2, Integral Antenna                              [***]
---------------------------------------------------------------------------------------------------------------------------
 AirView Options      NMS-A-2001-01      AirView NMS with Windows 95 Laptop                                           [***]
                      NMS-A-2002-01      AirView NMS with Windows 95 Desktop                                          [***]
                      NMS-A-2003-01      AirView NMS software - CD-ROM                                                [***]
---------------------------------------------------------------------------------------------------------------------------

T1 FCC compliant product is currently available only at 24 GHz.

Pricing for the 24 GHz product is provided here - it should be used for budgetary purposes only An FCC compliant T1 product operating at 38 GHz is planned for mid-1998. Please consult Netro for specific pricing and availability.


[***] CONFIDENTIAL TREATMENT REQUESTED

                                    Annex 5




--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                           DESCRIPTION FIELD TRIAL PRICING - LIMITED DEPLOYMENTS                 REFERENCE
       ITEM             MODEL NO.                 PRICING EFFECTIVE FROM MARCH 1, 1998                             PRICE
--------------------------------------------------------------------------------------------------------------------------
Base Station Shelf    BSS-E-2221-00      Base Station Shelf, Redundant Control Card, Trunk Card,
                                         and Power 2 x STM-1 Trunk                                                   [***]
(BSS)                 BSS-E-2220-00      Base Station Shelf, Redundant Control Card, Trunk Card,
                                         and Power 2 x E3 Trunk                                                      [***]
--------------------------------------------------------------------------------------------------------------------------
Base Station          BSC-E-2000-01      Control card, 2 channels, total throughput [***]Mb/s,
                                         with CellMAC, with redundant support                                        [***]
Controller (BSC)      BSC-F-2000-01      Control card, 2 channels, total throughput [***]Mb/s,
                                         with CellMAC, with redundant support                                        [***]
--------------------------------------------------------------------------------------------------------------------------
Base Station          BMU-E-2000-01      Modem Unit, Two Port modem, 8Mb/s per port, 4QAM, ETSI
                                         standards, with redundant support                                           [***]
Modern Unit (BMU)     BMU-F-2000-01      Modem Unit, Two port modem, 10Mb/s per port, 4QAM, FCC
                                         standards, with redundant support                                           [***]
--------------------------------------------------------------------------------------------------------------------------
Base Station Radio    BRU-E-2601-01      Radio Unit, ETSI 7 MHz Channelization, 26GHz, 90 degree sector,
                                         Band 1, integral antenna                                                    [***]
Unit (BRU)            BRU-E-2611-01      Radio Unit, ETSI 7 MHz Channelization, 26GHz, 45 degree sector, Band 1,
                                         integral antenna                                                            [***]
                      BRU-E-2603-01      Radio  Unit,  ETSI 7 MHz Channelization,
                                         26GHz, 90 degree sector. Band 3, integral antenna                           [***]
                      BRU-E-2613-01      Radio Unit, ETSI 7 MHz Channelization,
                                         26GHz, 45 degree sector, Band 3, integral antenna                           [***]
                      BRU-E-1001-01      Radio Unit, ETSI 7MHz Channelization,
                                         10.5GHz, 90 degree sector, Band 1, integral antenna*                        [***]
                      BRU-E-1011-01      Radio Unit, ETS 7 MHz Channelization,
                                         10.5GHz, 45 degree sector, Band 1, integral antenna*                        [***]
                      BRU-F-2401-01      Radio Unit, FCC 10 MHz Channelization,  24GHz, 90 degree
                                         sector,  Band 1, (gain = 15dBi)                                             [***]
                      BRU-F-2411-01      Radio Unit, FCC 10 MHz Channelization, 24GHz,
                                         45 degree sector,  Band 1, (gain = 18dBi)                                   [***]
--------------------------------------------------------------------------------------------------------------------------
Relay Switching       RSM-E-1001-01      Redundancy Switching Module - 2 RU height for Release 1 BSC/BMU             [***]
Matrix (RSM)
--------------------------------------------------------------------------------------------------------------------------
Subscriber Access     SAS-E-1001-01      Access System, 2 x El ports                                                 [***]
System (SAS)          SAS-E-1002-01      Access System, 2 x El ports, 10BaseT port                                   [***]
                      SAS-F-1001-01      Access System, 2 x T1 ports                                                 [***]
                      SAS-F-1002-01      Access System, 2 x T1 ports, 10BaseT port                                   [***]
--------------------------------------------------------------------------------------------------------------------------
Subscriber Radio      SRU-E-2602-01      Radio Unit, ETSI, 26GHz Band 2, Integral Antenna                            [***]
Unit (SR U)           SRU-E-2604-01      Radio Unit, ETSI, 26GHz Band 4, Integral Antenna                            [***]
                      SRU-E-1002-01      Radio Unit, ETSI, 10.5GHz Band 2, Integral Antenna                          [***]
                      SRU-F-2402-01      Radio Unit, FCC, 24GHz Band 2, Integral Antenna                             [***]
--------------------------------------------------------------------------------------------------------------------------
AirView Options       NMS-A-2001-01      AirView NMS with Windows 95 Laptop                                          [***]
                      NMS-A-2002-01      AirView NMS with Windows 96 Desktop                                         [***]
                      NMS-A-2003-01      AirView NMS software - CD-ROM                                               [***]
--------------------------------------------------------------------------------------------------------------------------


NOTE: *10.5 GHz equipment is not available before May 1, 1998 - check with Netro for exact availability dates.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
                                                                                                                    REFERENCE
SYSTEM LEVEL PRICING                                                                                                  PRICE
-----------------------------------------------------------------------------------------------------------------------------
4 SECTOR BASE STATION - RELEASES 1
ETSI 26GHz, 16Mb/s Capacity Per Sector, Non Redundant                                                                   [***]
ETSI 26GHz, 16Mb/s Capacity Per Sector, Redundant at Modem, Sector Controller, and Radio Unit Level                     [***]

SUBSCRIBER TERMINALS - RELEASE 1
ETSI 26 GHz 2 x E1                                                                                                      [***]
FCC 26 GHz, 2 x E1, 10BaseT                                                                                             [***]
-----------------------------------------------------------------------------------------------------------------------------


[***] CONFIDENTIAL TREATMENT REQUESTED

                                     ANNEX 6

                         TO SUPPLEMENT AGREEMENT NR. 01

                          TECHNICAL ASSISTANCE SERVICES



         SERVICE                                         DESCRIPTION                                     PRICE LIST
         -------                                         -----------                                     ----------
                                            EMERGENCY ASSISTANCE

Problem resolution Assistance               Assisting Italtel in the resolution of technical            [***] per day
                                            problems when on-site assistance is requested by
                                            Italtel and Tier III assistance is needed.

Hotline and software fix support            Tier III (Engineering level) support provided by            [***] of product
                                            telephone to Italtel during Netro's normal                   purchases
                                            business hours. Italtel to provide Tier I & II
                                            support to Italtel's customers. Software fixes
                                            provided to Italtel as developed by Netro.

                                            Netro maintains the current release of software
                                            shipping plus one release prior. The support of
                                            prior releases of software is on a "best efforts"
                                            basis.


[***] CONFIDENTIAL TREATMENT REQUESTED

RESPONSIBILITIES:



---------------------------------------------------------------------------------------------------------------
  TIER #               ORGANIZATION PROVIDING SUPPORT                     GENERAL DUTIES
---------------------------------------------------------------------------------------------------------------
  TIER 1              End User Operations and/or Italtel      Assist operations personnel.
                      Tier 1 Technical Support                Provide product technical information to users.
                                                              Provide installation and configuration support to
                                                              users.
                                                              Perform first level diagnostic operations.
                                                              Gather technical problem data.
                                                              Remove and replace hardware.
                                                              Escalate to Tier 2 support.
---------------------------------------------------------------------------------------------------------------
  TIER 2              Italtel Tier 2 Technical Support        Be familiar with the technical environment
                                                              including integrated 3rd party products.
                                                              Confirm that a hardware or software failure has
                                                              occurred.
                                                              Recommend operational workarounds.
                                                              Utilize appropriate test equipment.
                                                              Analyze traces, gather specific failure data.
                                                              Have in-depth, specialized product knowledge.
                                                              Create complex failure environments.
                                                              Duplicate failure conditions in a lab
                                                              environment.
                                                              Recommend workarounds and probable failure
                                                              causes.
                                                              Assist Tier 3 support in characterizing and
                                                              duplicating failure events.
---------------------------------------------------------------------------------------------------------------
  TIER 3              Italtel and/or Netro Support            Have specific engineering level knowledge of
                                                              Netro's products.
                                                              Recommend and create hardware or software product
                                                              modifications.
                                                              Diagnose problems not identified by Tier 2
                                                              Support.
---------------------------------------------------------------------------------------------------------------

            ITALTEL - NETRO CORPORATION PROBLEM PRIORITY DEFINITIONS



PROBLEM PRIORITY DEFINITIONS:

Priority 1:          An existing network or link is inoperable or there is a
                     situation that causes Critical impact to the Customer's business operation. Italtel is providing Tier II support and requests assistance from Netro. Italtel, Netro and the customer will commit full-time resources to resolve the situation. The situation may be resolved by a fix, a workaround, an upgrade to the software, or an operational change that allows the customer to gain operational stability.

Priority 2:          The operation of an existing network or link is severely
                     degraded, or significant aspects of the Customer's business operation are being negatively impacted by unacceptable hardware or software performance. The customer is able to maintain operations but in a severely degraded manner.
                     Italtel is providing Tier II support to the customer and requests assistance from Netro. Italtel, Netro and the Customer will commit resources as deemed necessary to resolve the situation. The situation may be resolved by a fix, a workaround, an upgrade to the software, or an operational change that allows the customer to gain operational stability.

Priority 3:          Operational performance of the network is impaired while
                     most business operations remain functional. Italtel, Netro and the Customer are willing to commit resources during Standard Business Hours to restore service to satisfactory levels. The situation may be resolved by a fix, a workaround, an upgrade to the software, or an operational change that allows the customer to gain operational stability.

Priority 4:          Information or assistance is required on Netro product
                     capabilities, installation, or configuration. There is clearly little or no impact to the Customer's business operation. Netro and Customer are willing to provide resources during Standard Business Hours to provide information or assistance as requested. If a fix or workaround is deemed necessary, it may be provided in a later release of the software or the Customer may be requested to upgrade to a higher level of software to resolve the issue.

                          AIRSTAR(TM) SPARES PRICE List
                                     ANNEX 7



--------------------------------------------------------------------------------------------------------------------------------
                                      SPARES PRICING                                      PRICE WITH             PRICE WITH
  MODEL NO.                PRICING VALID FROM OCTOBER  - FEBRUARY                     STANDARD LEAD TIME     EXPEDITED SHIPMENT
--------------------------------------------------------------------------------------------------------------------------------
BSS-E-2221-00    Base Station Shelf, Redundant Control Card, Trunk Card,
                 and Power, 2 x STM-1 Trunk                                                  [***]                 [***]
S-E-2220-00      Base Station Shelf, Redundant Control Card, Trunk Card,
                 and Power, 2 x E3 Trunk                                                     [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------
BSC-E-2000-00    Control card, 2 Channels, total throughput [***]Mb/s, with CellMAC          [***]                 [***]
BSC-F-2000-00    Control card, 2 channels, total throughput [***]Mb/s, with CellMAC          [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------
IMU-E-2000-00    Modem Unit, Two port modem, 8Mb/s per port, 4QAM, ETSI standards            [***]                 [***]
IMU-F-2000-00    Modem Unit, Two port modem, 10Mb/s per port, 4QAM, FCC standards            [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------
BRU-E-2601-01    Radio unit, ETSI 7 MHz Channelization, 26GHz, 90 degree sector,
                 Band 1, integral antenna                                                    [***]                 [***]
BRU-E-2611-01    Radio unit, ETSI 7 MHz Channelization, 26GHz, 45 degree sector,
                 Band 1, integral antenna                                                    [***]                 [***]
BRU-E-2603-01    Radio unit, ETSI 7 MHz Channelization, 26GHz, 90 degree sector,
                 Band 1, integral antenna                                                    [***]                 [***]
BRU-E-2613-01    Radio unit, ETSI 7 MHz Channelization, 26GHz, 45 degree sector,
                 Band 1, integral antenna                                                    [***]                 [***]
BRU-F-2401-01    Radio unit, FCC 10 MHz Channelization, 24GHz, 90 degree sector,
                 Band 1, (gain = 15dBi)                                                      [***]                 [***]
BRU-F-2411-01    Radio unit, FCC 10 MHz Channelization, 24GHz, 45 degree sector,
                 Band 1, (gain - 18dBi)                                                      [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------
SAS-E-1001-01    Access System, 2 x E1 ports                                                 [***]                 [***]
SAS-E-1002-01    Access System, 2 x E1 ports, 10BaseT port                                   [***]                 [***]
SAS-F-1001-00    Access System, 2 x T1 ports                                                 [***]                 [***]
SAS-F-1002-00    Access System, 2 x T1 ports, 10BaseT port                                   [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------
SRU-E-2602-01    Radio Unit, ETSI, 26GHz Band 2, Integral Antenna                            [***]                 [***]
SRU-E-2604-01    Radio Unit, ETSI, 26GHz Band 2, Integral Antenna                            [***]                 [***]
SRU-F-2402-00    Radio Unit, FCC, 24GHz Band 2, Integral Antenna                             [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------
NMS-A-2001-01    AirView NMS with Windows 95 Laptop                                          [***]                 [***]
NMS-A-2002-01    AirView NMS with Windows 95 Desktop                                         [***]                 [***]
NMS-A-2003-01    AirView NMS software - CD-ROM                                               [***]                 [***]
--------------------------------------------------------------------------------------------------------------------------------


EXPECTED SHIPMENT: `BEST EFFORT' SHIPMENT WITHIN 5 BUSINESS DAYS OF ORDER.

T1 FCC compliant product is currently available only at 24 GHz.

Pricing for the 24 GHz product is provided here it should be used for budgetary purposes only An FCC compliant T1 product operating at 38 GHz is planned for mid-1998. Please consult Netro for specific pricing and availability.

[***] CONFIDENTIAL TREATMENT REQUESTED

                          AirStar(TM) Spares Price List
                                     Annex 7


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRICE WITH         PRICE WITH
                         SPARES PRICING - RELEASE 1 FEATURES - LARGE SCALE DEPLOYMENTS           STANDARD LEAD        EXPEDITED
  MODEL NO.                             PRICING EFFECTIVE FROM MARCH 1,                               TIME             SHIPMENT
--------------------------------------------------------------------------------------------------------------------------------
B655 E 2221-00   Base Station Shelf, Redundant Control Card,
                 Trunk Card, and Power 2 x STM-1 Trunk                                                [***]             [***]
BSS E 2220-00    Base Station Shelf, Redundant Control Card,
                 Trunk Card, and Power 2 x E3 Trunk                                                   [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
BSC-E-2000-01    Control card, 2 channels, total throughput [***]Mb/s, with CellMAC                   [***]             [***]
BSC-F-2000-01    Control card, 2 channels, total throughput [***]Mb/s, with CellMAC,
                 with redundant support                                                               [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
BMU-E'2000-01    Modem Unit, Two port modem, 8Mb/s per port, 4QAM, ETSI standards                     [***]             [***]
BMU-F-2000-01    Modem Unit, Two port modem, 10Mb/s per port, 4QAM, FCC standards,
                 with redundant support                                                               [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
BRU-E-2601-01    Radio Unit, ETSI 7 MHz Channelization, 26GHz, 90 degree sector,
                 Band 1, integral antenna                                                             [***]             [***]
BRU-E-2611-01    Radio Unit, ETSI 7 MHz Channelization, 26GHz, 45 degree sector,
                 Band 1, integral antenna                                                             [***]             [***]
BRU-E-2603-01    Radio Unit, ETSI 7 MHz Channelization, 20GHz, 90 degree sector,
                 Band 3, integral antenna                                                             [***]             [***]
BRU-E-2613-01    Radio Unit, ETSI 7 MHz Channelization, 20GHz, 45 degree sector,
                 Band 3, integral antenna                                                             [***]             [***]
BRU-E-1001-01    Radio Unit, ETS MHz Channelization, 10.5GHz, 90 degree sector,
                 Band 1, integral antenna                                                             [***]             [***]
BRU-E-1011-01    Radio Unit, ETSI MHz Channelization, 10.5GHz.  45 degree sector,
                 Band 1, integral antenna                                                             [***]             [***]
BRU-F.2401-01    Radio Unit, FCC 10MHz Channelization, 24GHz, 90 degree sector,
                 Band 1 (gain = 15dBi)                                                                [***]             [***]
BRU-F-2411-01    Radio Unit, FCC 10MHz Channelization, 24GHz, 45 degree sector,
                 Band 1 (gain = 18dBi)                                                                [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
RSM-E-l00101     Redundancy Switching Module - 2 RU height for Release 1 BSC/BMU                      [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
SAS-E-1001-01    Access System, 2 x E1 ports                                                          [***]             [***]
SAS-E-1002.01    Access System, 2 x E1 ports, 10BaseT port                                            [***]             [***]
SAS-F-1001-01    Access System, 2 x T1 ports                                                          [***]             [***]
SAS-F-1002-01    Access System, 2 x T1 ports, 10BaseT port                                            [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
SRU-E-2602-01    Radio Unit, ETSI, 26GHz Band 2, Integral Antenna                                     [***]             [***]
SRU-E-2604-01    Radio Unit, ETSI, 26GHz Band 4, Integral Antenna                                     [***]             [***]
SRU-E-1002-01    Radio Unit, ETSI, 10.5GHz Band 2.  Integral Antenna                                  [***]             [***]
SRU-F-2402-01    Radio Unit, FCC, 240Hz Band 2, Integral Antenna                                      [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------
NMS-A-2001-0l    AirView NMS with Windows 95 Laptop                                                   [***]             [***]
NMS-A-2002-01    AirView NMS with Windows 95 Desktop                                                  [***]             [***]
NMS-A-2003-01    AirView NMS software - CD-ROM                                                        [***]             [***]
--------------------------------------------------------------------------------------------------------------------------------

NOTE: 10.5GHz equipment is not available before May 1,1998 - check with Netro for exact availability dates


EXPEDITED SHIPMENT: `BEST EFFORT' SHIPMENT WITHIN 5 BUSINESS DAYS OF ORDER.



                                      -2-